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                                                                   EXHIBIT 24(b)

               RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS OF
            BROWN-FORMAN CORPORATION EFFECTIVE AS OF JULY 24, 1997

  WHEREAS, the Securities Act of 1933 requires the filing of a registration statement on Form S-8 (the "Registration Statement") by the Company relating to the Brown-Forman Non-Employee Director Compensation Plan (the "Plan");

  NOW, THEREFORE, BE IT RESOLVED, that the appropriate officers of the Company, with the assistance of its accountants and counsel, are hereby authorized to prepare, execute, and file with the Securities and Exchange Commission on behalf of the Company the Registration Statement;

  BE IT FURTHER RESOLVED, that Michael B. Crutcher, Senior Vice President, General Counsel, and Secretary of the Company, be and hereby is appointed and designated as a person duly authorized to receive communications and notices from the Securities and Exchange Commission with respect to any documents relating to the Registration Statement; and

  BE IT FURTHER RESOLVED, that the Company and each director and officer who may be required to execute any filings or documents relating to the Registration Statement and any amendments thereof or appendices thereto be, and hereby is, authorized to execute a power of attorney appointing Steven B. Ratoff, Michael
  B. Crutcher, and Garrison R. Cox, and each of them, his true and lawful attorneys and agents:

  (a) to execute in his name, and on behalf of the Plan, any and all documents relating to the Plan, and to file the same with the Securities and Exchange Commission; and
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  (b) to execute in his name, and on behalf of the Plan, any and all documents relating to the Plan, and to file the same with any state or foreign securities commission.

I, Garrison R. Cox, being duly elected and acting Assistant Vice President and Assistant Secretary of Brown-Forman Corporation, do hereby certify that the above is a true and correct copy of a resolution adopted by the Board of Directors of said corporation, and that said resolution is still in full force and effect.

In testimony whereof, witness my hand this 23rd day of October, 1997.

                         /s/ Garrison R. Cox
                         Garrison R. Cox
                         Assistant Vice President
                          and Assistant Secretary
                         Brown-Forman Corporation

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